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                                                                  EXHIBIT 4.5

                            M-TRON INDUSTRIES, INC.

                       INTERNATIONAL HOLDER TRANSFER FORM

IMPORTANT: The number of Rights that may be transferred by the person whose name appears on the label affixed to this form is the number indicated in the top right-hand corner of the label.

THIS FORM SHOULD BE USED TO TRANSFER YOUR SUBSCRIPTION CERTIFICATE OR SOME OR ALL OF YOUR RIGHTS.

For value received, ___ Rights to purchase shares of Class A common stock of M-tron Industries, Inc. represented by Subscription Certificate No. ___ issued in the name of the undersigned and held by American Stock Transfer & Trust Company for the account of the undersigned are hereby assigned to (please print name, address to which a new subscription certificate should be delivered and Social Security No. or Taxpayer ID No. of transferee in full):

Name:..........................................................

Address:.......................................................

 ...............................................................

 ...............................................................

 ...............................................................
           Social Security No. or Taxpayer ID No.

                                    IMPORTANT
                             RIGHTS HOLDER SIGN HERE

              .......................................................

              .......................................................
                           (Signature(s) of Holder(s))


              Dated ............................................, 2000

(Must be signed by the Rights holder(s) exactly as name(s) appear(s) on the certificate(s) representing shares of common stock of Lynch Corporation as to which the Rights have been distributed. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s), in-fact agent(s), officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information. See instructions.)

Name(s).........................................................................

 ................................................................................
                                 (Please Print)

Capacity........................................................................

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Address.........................................................................

 ................................................................................
                              (Including Zip Code)

Area Code and Telephone Number..................................................
                                     (Home)

 ................................................................................
                                   (Business)

Tax Identification or Social Security No........................................
                                            (Complete Substitute Form W-9)

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